UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2015

Item 1. Report to Stockholders.

PORTFOLIO 21 GLOBAL EQUITY FUND

ANNUAL REPORT

For the Year Ended

June 30, 2015

Table of Contents

A Message to Our Shareholders	2

Portfolio Holdings by Country	8

Expense Example	8

Performance Chart and Analysis	11

Schedule of Investments	13

Statement of Assets and Liabilities	18

Statement of Operations	19

Statements of Changes in Net Assets	20

Financial Highlights	22

Notes to Financial Statements	24

Report of Independent Registered Public Accounting Firm	36

Trustees and Executive Officers	37

Additional Information	40

Privacy Notice	42

Portfolio 21 Global Equity Fund

Dear Shareowners, Friends, and Clients,

This has been an exciting 12 months for the Fund, with our successful merger with Trillium Asset Management completed on 12/31/14.

Both Trillium and Portfolio 21 were founded in 1982 and integrate Environmental, Social, and Governance (ESG) factors into the investment process as a way to identify the companies we believe are best positioned to potentially deliver strong long-term performance.

With the growing recognition and popularity of Sustainable and Responsible Investing (SRI), the merger comes at a very natural time.  Trillium’s domestic equity expertise, marketing and distribution capability and larger scale, will allow the Global Equity Strategy to become more cost competitive while at the same time offering Trillium clients a broader range of products including separately managed accounts and now a mutual fund.

Over the years, Portfolio 21 and Trillium have collaborated on many issues.  Sharing a deep concern about the proposed Pebble Mine in Bristol Bay Alaska, we brought the investor perspective to the EPA and the White House in filings urging the administration to protect vital salmon resources.  Similarly, we have led investors in urging the Obama Administration to adopt robust methane regulations.  Moreover, in Oregon, we are working with Ceres to urge Oregon legislators to remove the Clean Fuel Program sunset provisions.  We are also both advocates for fossil fuel free investing, with the Portfolio 21 Global Equity Fund now serving as a flagship for this approach to investing.

The combined firm now has over $2.2 billion in assets under management as of 6/30/2015.  The Portfolio 21 investment team, including Jim Madden, CFA and Tony Tursich, CFA, along with Beth Williamson and Emily Lethenstrom, are now Trillium employees with ownership interest in the firm.

Performance overview

The global equity portfolio slightly underperformed the MSCI ACWI for the year ending 6/30/15, as the decoupling of U.S. stocks from the rest of the world was especially prominent in 2014.  The strategy’s overweighting of European equities was a performance headwind last year, although this did begin to reverse course in 2015.  Furthermore, the euro continued to tumble as the possibility of Greece’s exit from the Eurozone resurfaced at a time when economic growth was elusive across the region.  On the flip side, the Fund’s fossil fuel free strategy was a performance tailwind over the period as the Energy sector sank.

Volatility, as measured by The Chicago Board Options Exchange Volatility Index (VIX), has been trending higher since mid-2014, and after a short reprieve in Q2 spiked at the end of June.  We expect the VIX to return to historically higher levels due to diverging monetary policies across the globe coupled with the relatively high valuation levels of US equities.  As such, we believe portfolios of high quality stocks could outperform, as they typically do during periods of heightened volatility.  The Global Equity portfolio exudes quality; the portfolios’ expected growth, ROE, and Return On Invested Capital metrics outstrip the MSCI ACWI’s by a wide margin.  We also believe that the European Central Bank’s quantitative easing program will boost economic growth and Eurozone stocks relative to U.S. equity markets during the second half of this year, as the Federal Reserve becomes more hawkish.

Performance as	6	1	3	5	10	Since
of June 30, 2015 (Unaudited)	Months	Year	Year	Year	Year	Inception
Retail (PORTX)	2.68	-0.14	11.82	9.84	6.44	5.12
Institutional (PORIX)	2.83	0.15	12.15	10.16	6.76	5.43
MSCI ACWI	2.66	0.71	13.01	11.93	6.41	4.32

Periods greater than one year are average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 800-853-1311.

PORIX performance reflects a blend of retail class shares (PORTX) and institutional class shares (PORIX) adjusted to reflect institutional class (PORIX) fees.  PORTX performance is used from fund inception date, 9/30/99, until the launch of PORIX on 3/30/07.  PORIX performance is used from 3/30/07 to date.

Gross Expense Ratio*

Class R	1.37%
Class I	1.07%

*	Gross expense ratio is from the Fund’s prospectus dated April 2, 2015.

Environmental Performance

Across all sectors, Trillium identifies and invests in companies that have lower carbon intensities than their peer set.  Carbon intensity is the average emission rate of a given pollutant from a given source relative to the intensity of a specific activity.  Utilizing data from Trucost, a leading global research and environmental data provider, the carbon intensity of the Fund and its benchmark, the MSCI All Country World Index (ACWI), were calculated for nine greenhouse gases and then converted into tons of carbon dioxide equivalents.  At the close of 2014, Portfolio 21 Global Equity Fund achieved a 56% lower carbon footprint than the MSCI ACWI.

While low carbon intensity is an essential characteristic of companies held in the Fund, Trillium also considers a company’s environmental impact.  Alternatively stated, the impact a company has on water use, waste, land and water pollutants, air pollutants, and natural resource use.  To determine the overall environmental impact of the Fund and its benchmark, Trucost weights a company’s environmental impact by revenue and the amount of environmental impact the company contributes to the portfolio based on the Fund’s ownership share.  All of the companies in the portfolio are then added together, creating the environmental impact apportioned to the Fund.  This is then normalized by the total revenue apportioned by each holding to create the data presented in the chart below.

These metrics demonstrate the effectiveness of Trillium’s inclusion of environmental research in portfolio management.  For more information on the Fund’s impact as it compares with the benchmark and additional information on the methodologies used, please see our latest Global Equity Fund Environmental Impact Report which can be found on our website.

New Positions

We added several positions to the Global Equity Fund during the last year, including Coloplast and Amadeus.

Coloplast is a Danish healthcare company that develops and manufactures healthcare supplies across four business divisions: Ostomy Care, Continence Care, Wound and Skin Care, and Urology Care.  The company’s products help people living with bladder and bowel conditions, medical issues related to the male reproductive system and female pelvic health, and products for people whose intestinal outlet has been rerouted through the abdominal wall.  To limit its products’ impacts, Coloplast uses life cycle analysis (LCA) in product development.  The company says that the use of LCA has minimized energy use in production, improved recycling capabilities and the company’s waste management systems, and has led the company to use and select more environmentally benign raw materials.  Coloplast monitors the chemicals used in its products with respect to consumer concern and government regulation.  As such, the company keeps a list of chemicals/ingredients under watch; this list currently consists of polyvinyl chloride (PVC), phthalates and parabens.  The company has developed a PVC Policy that states that Coloplast will not use PVC in any new products, apart from cases where there are no available alternatives.  Similarly, through the company’s Phthalate Policy, Coloplast will not use phthalates in any new products, and is working to reduce the number of items in its existing product portfolio containing phthalates.  Coloplast currently offers phthalate free product alternatives for 98% of its products that contain phthalates.  While Coloplast tracks and reports on its key performance indicators including production waste, recycling, energy consumption, water consumption and greenhouse gas emissions, the company does not have reduction targets beyond a greenhouse gas reduction goal.

Amadeus is a Spanish global technology company that provides IT solutions for the tourism and travel industries.  The company specializes in transaction services and technology solutions for airlines, hotels, rail operators, cruise operators and others.  Amadeus offers some products that help reduce the carbon impact of traveling.  For example, Amadeus Sequence Manager, a solution that helps implement Collaborative Decision Making at airports, can reduce aircraft ground movements and subsequent CO2 emissions by defining an aircraft pre-departure sequence.  By reducing the taxi time per flight for major European airports by one minute there is a potential CO2 reduction of more than 250,000 tons (Scope 1).

Another solution that can provide CO2 savings is Amadeus’ Altea Departure Control System.  This system estimates the correct weight of aircraft, permitting a better estimation of fuel needed for the flight.  Using data from Finnair, Amadeus believes that this solution can provide Amadeus’ customers with estimated annual CO2 emission reductions of more than 27,000 tons of Scope 1 emissions.  Regarding the company’s direct environmental impacts, as a transaction processor the majority of Amadeus’ revenues “are based on the transactions processed in our data center in Erding (near Munich).” According to the company, this data center’s power usage effectiveness (PUE) has improved year by year because of the company’s energy efficiency program.  Amadeus also has implemented a strong information security management system, certified to ISO 27002, to protect user data.  Despite these above-mentioned strengths, we would like to see increased gender diversity across the company’s board of directors.

Conclusion

We look forward to serving our shareholders as a combined Trillium / Portfolio 21 team, with additional research and shareholder advocacy resources.  We believe we are well positioned to help deliver both performance and impact to our shareholders in the years ahead.

Sincerely,

The Portfolio 21 Global Equity Fund Investment Management Team

Jim Madden	Tony Tursich
Portfolio Manager	Portfolio Manager

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets.  The MSCI ACWI consists of 44 country indices comprising 23 developed and 21 emerging market country indices.  An investment cannot be made directly in an index.  Returns reported reflect the net total return index, which reinvests dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

The information provided herein represents the opinion of the Portfolio Managers of the Fund and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.  The Fund may invest in foreign securities, which are subject to the risks of currency fluctuations, political and economic instability and differences in accounting methods.  Investing in foreign securities is riskier than investing in domestic securities.  The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  Trillium’s environmental policy could cause it to make or avoid investments that could result in the portfolio underperforming similar funds that do not have an environmental policy.  There are no assurances that the Fund will achieve its objective and/or strategy.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.  Please see the schedule of investments in the report for current Fund holdings.

An investment cannot be made directly in an index.

Earnings Growth is a measure of growth in a company’s net income over a specific period, often one year.  This is not a forecast of the Fund’s future performance.  Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund.

VIX is the ticker symbol for the Chicago Board Options Exchange (CBOE) Volatility Index, which shows the market’s expectation of 30-day volatility.

Return on Equity (ROE) is the amount, expressed as a percentage, earned on a company’s common stock investment for a given period.

Return On Invested Capital is a calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments.

The GHG emissions generated directly and indirectly by an entity such as a federal agency can be classified into “scopes”, based on the source of the emissions.  Scope 1 emissions are direct GHG emissions from sources that are owned or controlled by the entity.  Scope 1 can include emissions from fossil fuels burned on site, emissions from entity-owned or entity-leased vehicles, and other direct sources.

Must be preceded or accompanied by a prospectus.  The Fund is distributed by Quasar Distributors, LLC.

Portfolio 21 Global Equity Fund

PORTFOLIO HOLDINGS BY COUNTRY at June 30, 2015 (Unaudited)

	Portfolio Holdings	Percent of Net Assets

Australia	$4,948,414	1.1%
Brazil	4,396,800	1.0%
Canada	10,853,931	2.5%
Denmark	18,089,745	4.1%
France	14,867,699	3.4%
Germany	14,697,227	3.3%
Hong Kong	10,640,002	2.4%
Ireland	9,693,733	2.2%
Italy	3,909,621	0.9%
Japan	29,918,508	6.8%
Netherlands	14,304,898	3.3%
Portugal	5,157,587	1.2%
South Africa	5,672,164	1.3%
South Korea	5,794,016	1.3%
Spain	12,233,442	2.8%
Sweden	14,299,102	3.2%
Switzerland	19,318,459	4.4%
Taiwan	6,131,700	1.4%
United Kingdom	22,954,512	5.2%
United States	217,287,228	49.3%
Liabilities in Excess
of Other Assets	(5,049,712)	(1.1)%
	$440,119,076	100.0%

EXPENSE EXAMPLE For the Six Months Ended June 30, 2015 (Unaudited)

As a shareholder of Portfolio 21 Global Equity Fund (the “Fund”), you incur two types of costs (1) transaction costs and (2) ongoing costs, including investment advisory fees, distribution fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/15 – 6/30/15).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part

Portfolio 21 Global Equity Fund

EXPENSE EXAMPLE (Unaudited), Continued

of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the example below. The example below includes, but is not limited to, investment advisory fees, distribution fees, fund accounting fees, custody fees and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Portfolio 21 Global Equity Fund

EXPENSE EXAMPLE (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/1/15	6/30/15	1/1/15 – 6/30/15*
Portfolio 21 Global Equity Fund
Retail Class Actual	$1,000.00	$1,026.80	$6.88
Hypothetical (5% annual
return before expenses)	$1,000.00	$1,018.00	$6.85

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/1/15	6/30/15	1/1/15 – 6/30/15*
Portfolio 21 Global Equity Fund
Institutional Class Actual	$1,000.00	$1,028.30	$5.43
Hypothetical (5% annual
return before expenses)	$1,000.00	$1,019.44	$5.41

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.37% for Retail Class shares and 1.08% for Institutional Class shares multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

Portfolio 21 Global Equity Fund – Retail Class
Value of $10,000 vs MSCI ACWI Index & MSCI World Equity Index

Average Annual Returns for the periods ended June 30, 2015

	1 Year	5 Year	10 Year
Portfolio 21 Global Equity Fund –
Retail Class	-0.14%	9.84%	6.44%
MSCI ACWI Index	0.71%	11.93%	6.41%
MSCI World Equity Index (GTR)	1.97%	13.72%	6.97%
MSCI World Equity Index (NTR)	1.43%	13.10%	6.38%

This chart illustrates the performance of a hypothetical $10,000 investment made on June 30, 2005, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption of fees.  As of the Prospectus dated April 2, 2015, the Fund uses MSCI ACWI Index as its primary benchmark.  The Fund will no longer use the MSCI World Equity Index (GTR) as the primary benchmark index nor the MSCI World Equity Index (NTR) as the secondary benchmark index.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 800-853-1311.

Portfolio 21 Global Equity Fund – Institutional Class
Value of $100,000 vs MSCI ACWI Index & MSCI World Equity Index

Average Annual Returns for the periods ended June 30, 2015

			Since
			Inception
	1 Year	5 Year	3/30/2007
Portfolio 21 Global Equity Fund –
Institutional Class	0.15%	10.16%	3.39%
MSCI ACWI Index	0.71%	11.93%	3.70%
MSCI World Equity Index (GTR)	1.97%	13.72%	4.27%
MSCI World Equity Index (NTR)	1.43%	13.10%	3.87%

This chart illustrates the performance of a hypothetical $100,000 investment made on March 30, 2007, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption of fees.  As of the Prospectus dated April 2, 2015, the Fund uses MSCI ACWI Index as its primary benchmark.  The Fund will no longer use the MSCI World Equity Index (GTR) as the primary benchmark index nor the MSCI World Equity Index (NTR) as the secondary benchmark index.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 800-853-1311.

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2015

Shares		Value

COMMON STOCKS: 97.4%

Air Freight & Logistics: 1.3%
61,000	United Parcel
	Service, Inc.
	(United States)	$5,911,510

Automobiles & Components: 2.5%
105,000	Denso Corp. (Japan)	5,224,077
115,000	Johnson Controls, Inc.
	(United States)	5,695,950
		10,920,027

Banks: 7.9%
600,852	Banco Santander
	SA (Spain)	4,226,413
102,000	Bank of New York
	Mellon Corp.
	(United States)	4,280,940
119,900	DGB Financial Group
	(South Korea)	1,255,671
250,000	Hang Seng Bank Ltd.
	(Hong Kong)	4,882,740
447,420	New Resource
	Bank (United
	States) (a)(b)(c)	2,326,584
45,000	SVB Financial Group
	(United States) (a)	6,479,100
150,000	The Toronto
	Dominion Bank
	(Canada)	6,369,896
200,000	Westpac Banking
	Corp. (Australia)	4,948,414
		34,769,758

Building Products: 1.0%
13,500	Geberit AG
	(Switzerland)	4,500,828

Capital Goods: 2.1%
72,266	Eaton Corp. PLC
	(Ireland)	4,877,233
45,000	Siemens AG
	(Germany)	4,552,723
		9,429,956

Chemicals: 2.3%
120,000	Croda International
	PLC (United
	Kingdom)	5,188,661
100,000	Johnson Matthey PLC
	(United Kingdom)	4,768,786
		9,957,447

Commercial Services & Supplies: 2.1%
112,000	Intertek Group
	(United Kingdom)	4,306,372
101,500	Waste Management,
	Inc. (United States)	4,704,525
		9,010,897

Communications Equipment: 2.3%
395,000	Ericsson (Sweden)	4,113,979
95,000	QUALCOMM, Inc.
	(United States)	5,949,850
		10,063,829

Computers & Peripherals: 1.8%
64,000	Apple, Inc.
	(United States)	8,027,200

Construction & Engineering: 1.1%
175,000	Quanta Services, Inc.
	(United States) (a)	5,043,500

Consumer Durables & Supplies: 3.9%
165,738	Koninklijke Philips
	Electronics NV
	(Netherlands)	4,230,053
60,000	Nike, Inc.
	(United States)	6,481,200
475,000	Panasonic Corp.
	(Japan)	6,505,701
		17,216,954

Consumer Finance: 1.0%
57,000	American Express Co.
	(United States)	4,430,040

Diversified Financial Services: 2.4%
23,000	Intercontinental
	Exchange, Inc.
	(United States)	5,143,030

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2015, Continued

Shares		Value

Diversified Financial Services (Continued)
85,000	MSCI, Inc.
	(United
	States) (d)	$5,231,750
		10,374,780

Food, Beverage & Tobacco: 2.3%
80,000	Danone SA (France)	5,181,966
120,000	Unilever PLC
	(Netherlands)	5,017,107
		10,199,073

Food & Staples Retailing: 3.4%
45,000	CVS Health Corp.
	(United States)	4,719,600
400,000	Jeronimo Martins,
	SGPS, SA
	(Portugal)	5,157,587
80,000	United Natural Foods,
	Inc. (United
	States) (a)(d)	5,094,400
		14,971,587

Health Care Equipment & Supplies: 2.1%
67,000	Coloplast A/S
	(Denmark)	4,394,075
65,000	Medtronic PLC
	(Ireland)	4,816,500
		9,210,575

Hotels, Restaurants & Leisure: 2.1%
270,000	Compass Group PLC
	(United Kingdom)	4,465,542
27,500	Panera Bread Co. –
	Class A (United
	States) (a)(d)	4,806,175
		9,271,717

Insurance: 3.6%
30,000	Allianz SE
	(Germany)	4,678,542
115,000	Metlife, Inc.
	(United States)	6,438,850
50,000	The Travelers
	Companies, Inc.
	(United States)	4,833,000
		15,950,392

Internet Software & Services: 1.2%
84,000	eBay, Inc. (United
	States) (a)	5,060,160

IT Services: 2.3%
100,000	Amadeus IT Holding
	SA (Spain)	3,992,029
90,000	Visa, Inc.
	(United States)	6,043,500
		10,035,529

Machinery: 2.0%
155,000	Atlas Copco AB –
	Class A (Sweden)	4,336,639
275,000	Kubota Corp. (Japan)	4,360,505
		8,697,144

Materials: 4.7%
46,000	Ecolab, Inc.
	(United States)	5,201,220
100,000	Novozymes A/S –
	Class B (Denmark)	4,751,065
42,000	Praxair, Inc.
	(United States) (d)	5,021,100
230,000	Svenska Cellulosa AB –
	Class B (Sweden)	5,848,484
		20,821,869

Media: 1.0%
260,000	Reed Elsevier PLC
	(United Kingdom)	4,225,151

Multiline Retail: 1.3%
700,000	Woolworths Holdings
	Ltd. (South Africa)	5,672,164

Personal Products: 1.2%
30,000	L'Oreal (France)	5,367,642

Pharmaceuticals & Biotechnology: 9.4%
16,000	Biogen Idec, Inc.
	(United States) (a)	6,463,040
90,000	Merck & Co., Inc.
	(United States)	5,123,700
58,000	Novartis AG
	(Switzerland)	5,704,907
163,000	Novo-Nordisk A/S –
	Class B (Denmark)	8,944,605

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2015, Continued

Shares		Value

Pharmaceuticals & Biotechnology (Continued)
32,500	Roche Holdings AG
	(Switzerland)	$9,112,724
47,000	Waters Corp.
	(United States) (a)	6,033,860
		41,382,836

Professional Services: 1.1%
65,000	Verisk Analytics, Inc.
	(United States) (a)	4,729,400

Real Estate: 2.5%
38,500	Jones Lang Lasalle,
	Inc. (United States)	6,583,500
17,000	Unibail-Rodamco
	SE-REIT (France)	4,318,091
		10,901,591

Retailing: 2.9%
100,000	The TJX Companies,
	Inc. (United States)	6,617,000
70,000	Tractor Supply Co.
	(United States)	6,295,800
		12,912,800

Semiconductors & Semiconductor
Equipment: 3.4%
94,000	First Solar, Inc.
	(United States) (a)	4,416,120
4,000	Samsung Electronic
	Co. Ltd.
	(South Korea)	4,538,345
270,000	Taiwan
	Semiconductor
	Manufacturing
	Company Ltd.
	SA – ADR
	(Taiwan) (d)	6,131,700
		15,086,165

Software & Services: 5.4%
72,000	Adobe Systems, Inc.
	(United States) (a)	5,832,720
50,000	Ansys, Inc.
	(United States) (a)	4,562,000
15,000	Google, Inc. – Class A
	(United States) (a)	8,100,600
78,000	SAP SE (Germany)	5,465,962
		23,961,282

Technology Hardware & Equipment: 2.2%
172,000	Cisco Systems, Inc.
	(United States)	4,723,120
29,500	International Business
	Machines Corp.
	(United States)	4,798,470
		9,521,590

Telecommunication Services: 3.9%
450,000	China Mobile Ltd.
	(Hong Kong)	5,757,262
275,000	KDDI Corp. (Japan)	6,636,287
100,000	Verizon
	Communications,
	Inc. (United States)	4,661,000
		17,054,549

Transportation: 4.9%
28,000	Canadian Pacific
	Railway Ltd.
	(Canada) (d)	4,484,035
80,000	East Japan Railway
	Co. (Japan)	7,191,938
100,000	Koninnklijke Vopak
	NV (Netherlands)	5,057,738
55,000	Ryder Systems, Inc.
	(United States)	4,805,350
		21,539,061

Utilities: 2.8%
2,000,000	Enel Green Power
	SpA (Italy)	3,909,621
134,000	ITC Holdings Corp.
	(United States)	4,312,120
50,000	Red Electrica
	Corporacion SA
	(Spain)	4,015,000
		12,236,741
TOTAL COMMON STOCKS
(Cost $348,405,488)		428,465,744

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2015, Continued

Shares	Value

PREFERRED STOCKS: 1.0%

Banks: 1.0%
480,000	Banco Bradesco SA –
ADR (Brazil) (d)	$4,396,800

TOTAL PREFERRED STOCKS
(Cost $5,727,740)	4,396,800

SHORT-TERM INVESTMENTS: 1.3%

Money Market Funds: 1.3%
5,905,756	First American Prime
Obligations Fund –
Class Z, 0.030%
(United States)^	5,905,756

TOTAL SHORT-TERM INVESTMENTS
(Cost $5,905,756)	5,905,756

INVESTMENT PURCHASED
WITH CASH PROCEEDS FROM
SECURITIES LENDING: 1.4%

Money Market Funds: 1.4%
6,400,488	First American Prime
Obligations Fund –
Class Z, 0.030%
(United States)^	6,400,488

TOTAL INVESTMENT PURCHASED
WITH CASH PROCEEDS FROM
SECURITIES LENDING
(Cost $6,400,488)	6,400,488

TOTAL INVESTMENTS IN
SECURITIES: 101.1%
(Cost $366,439,472)	445,168,788

Other Assets in
Excess of Liabilities: (1.1)%	(5,049,712)
TOTAL NET ASSETS: 100.0%	$440,119,076

(a)	Non-income producing security.
(b)	All or a portion of this security is considered illiquid. As of June 30, 2015 the total market value of illiquid securities was $2,326,584 or 0.5% of net assets.
(c)	Affiliated company as defined by the Investment Company Act of 1940.
(d)	This security or a portion of this security was out on loan at June 30, 2015. As of June 30, 2015 the total market value of loaned securities was $5,885,716 or 1.3% of net assets.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
^	Seven-day yield as of June 30, 2015.

Percent
of Total
Country	Net Assets
Australia	1.1%
Brazil	1.0%
Canada	2.5%
Denmark	4.1%
France	3.4%
Germany	3.3%
Hong Kong	2.4%
Ireland	2.2%
Italy	0.9%
Japan	6.8%
Netherlands	3.3%
Portugal	1.2%
South Africa	1.3%
South Korea	1.3%
Spain	2.8%
Sweden	3.2%
Switzerland	4.4%
Taiwan	1.4%
United Kingdom	5.2%
United States	49.3%
Liabilities in Excess of Other Assets	(1.1)%
100.0%

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

(This Page Intentionally Left Blank.)

Portfolio 21 Global Equity Fund

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2015

ASSETS
Investments in securities, at value
Unaffiliated securities (cost $364,470,824)*	$442,842,204
Affiliated securities (cost $1,968,648) (Note 6)	2,326,584
Total Investments in securities, at value (cost $366,439,472)	445,168,788
Cash	110,489
Receivables:
Dividends and interest, net	1,516,344
Fund shares sold	395,952
Securities lending income	462
Prepaid expenses	24,190
Total assets	447,216,225

LIABILITIES
Payables:
Payable for collateral received for securities loaned	6,400,488
Fund shares redeemed	120,002
Investment advisory fees	323,666
Administration fees	41,277
Custody fees	21,648
Fund accounting fees	17,429
Distribution fees – Retail Class	100,578
Transfer agent fees	23,754
Chief Compliance Officer fees	1,476
Trustee fees	3,821
Other accrued expenses	43,010
Total liabilities	7,097,149
NET ASSETS	$440,119,076

COMPONENTS OF NET ASSETS
Paid-in capital	$336,475,453
Undistributed net investment income	1,742,455
Undistributed net realized gain on investments
and foreign currency transactions	23,232,121
Net unrealized appreciation on investments	78,729,316
Net unrealized depreciation on foreign currency and
translation of other assets and liabilities in foreign currency	(60,269)
Net assets	$440,119,076
*Includes loaned securities with a market value of	$5,885,716
Retail Class:
Net Assets	$275,284,938
Shares issued and outstanding
(unlimited number of shares authorized without par value)	7,418,531
Net asset value, offering price, and redemption price per share	$37.11

Institutional Class:
Net Assets	$164,834,138
Shares issued and outstanding
(unlimited number of shares authorized without par value)	4,449,335
Net asset value, offering price, and redemption price per share	$37.05

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

STATEMENT OF OPERATIONS For the year ended June 30, 2015

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $800,152)	$8,649,624
Income from securities lending	47,289
Interest	1,416
Total investment income	8,698,329

EXPENSES
Investment advisory fees	4,353,462
Distribution fees – Retail Class	701,181
Transfer agent fees	274,182
Administration fees	264,595
Custody fees	141,696
Fund accounting fees	109,165
Registration fees	54,005
Miscellaneous expenses	48,321
Reports to shareholders	39,370
Audit fees	24,235
Trustee fees	13,489
Chief Compliance Officer fees	8,976
Legal fees	6,237
Insurance expense	2,651
Total expenses	6,041,565
Net investment income	2,656,764

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on transactions from:
Unaffiliated investments and foreign currency transactions	43,954,790
Affiliated investments (Note 6)	627
Net realized gain	43,955,417
Net change in unrealized depreciation on:
Investments	(46,689,763)
Translation of other assets and liabilities in foreign currency	(88,579)
Net unrealized depreciation	(46,778,342)
Net realized and unrealized loss on investments
and foreign currency transactions	(2,822,925)
Net decrease in net assets
resulting from operations	$(166,161)

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30,	June 30,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$2,656,764	$4,498,002
Net realized gain on unaffiliated investments,
affiliated investments (Note 6) and
foreign currency transactions	43,955,417	50,432,082
Change in net unrealized
appreciation (depreciation) on investments
and translation of other assets and
liabilities in foreign currency	(46,778,342)	19,033,758
Net increase (decrease) in net assets
resulting from operations	(166,161)	73,963,842

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Retail Class	(2,213,536)	(1,423,203)
Institutional Class	(2,238,232)	(1,114,489)
From net realized gains
Retail Class	(30,052,964)	—
Institutional Class	(19,111,815)	—
Total distributions to shareholders	(53,616,547)	(2,537,692)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding
shares – Retail Class (a)	(4,434,743)	(5,623,896)
Net increase (decrease) in net assets
derived from net change in outstanding
shares – Institutional Class (c)	(2,105,698)	16,563,433
Total increase (decrease) in net assets
from capital share transactions	(6,540,441)	10,939,537
Total increase (decrease) in net assets	(60,323,149)	82,365,687

NET ASSETS
Beginning of year	500,442,225	418,076,538
End of year	$440,119,076	$500,442,225
Undistributed net investment income	$1,742,455	$3,785,974

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	Summary of capital share transactions for Retail Class shares is as follows:

	Year Ended		Year Ended
	June 30, 2015		June 30, 2014
	Shares	Value	Shares	Value
Shares sold	982,919	$38,042,776	1,193,054	$47,088,562
Shares issued in
reinvestment
of distributions	820,000	29,807,011	32,016	1,272,942
Shares redeemed (b)	(1,866,215)	(72,284,530)	(1,375,265)	(53,985,400)
Net decrease	(63,296)	$(4,434,743)	(150,195)	$(5,623,896)

(b)	Net of redemption fees of $0 and $1,598, respectively. Effective August 14, 2013 the 2.00% redemption fee was eliminated.

(c)	Summary of capital share transactions for Institutional Class shares is as follows:

	Year Ended		Year Ended
	June 30, 2015		June 30, 2014
	Shares	Value	Shares	Value
Shares sold	878,073	$34,420,567	1,286,386	$50,320,210
Shares issued in
reinvestment
of distributions	519,725	18,834,842	21,373	848,731
Shares redeemed (d)	(1,448,108)	(55,361,107)	(863,126)	(34,605,508)
Net increase (decrease)	(50,310)	$(2,105,698)	444,633	$16,563,433

(d)	Net of redemption fees of $0 and $1,357, respectively. Effective August 14, 2013 the 2.00% redemption fee was eliminated.

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

Retail Class

	Year Ended June 30,
	2015	2014	2013	2012	2011
Net asset value,
beginning of year	$41.76	$35.79	$30.27	$33.67	$26.83

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.18 *	0.32 *	0.27 *	0.25 *	0.20
Net realized and unrealized
gain (loss) on investments	(0.33)	5.84	5.58	(3.41)	6.80
Total from investment operations	(0.15)	6.16	5.85	(3.16)	7.00

LESS DISTRIBUTIONS:
From net investment income	(0.31)	(0.19)	(0.33)	(0.24)	(0.16)
From net realized gain	(4.19)	—	—	—	—
Total distributions	(4.50)	(0.19)	(0.33)	(0.24)	(0.16)
Paid-in capital from
redemption fees	$—	$0.00 **	$0.00 **	$0.00 **	$0.00 **
Net asset value, end of year	$37.11	$41.76	$35.79	$30.27	$33.67
Total return	(0.14)%	17.24%	19.41%	(9.34)%	26.12%

SUPPLEMENTAL DATA:
Net assets,
end of year (millions)	$275.3	$312.5	$273.1	$235.5	$262.7
Portfolio turnover rate	36%	40%	27%	28%	8%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	1.40%	1.42%	1.44%	1.46%	1.45%
After fees waived/recouped
and expenses absorbed	1.40%	1.42%	1.44%	1.46%	1.46%

RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	0.46%	0.82%	0.78%	0.83%	0.67%
After fees waived/recouped
and expenses absorbed	0.46%	0.82%	0.78%	0.83%	0.66%

*	Average shares method.
**	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

Institutional Class

	Year Ended June 30,
	2015	2014	2013	2012	2011
Net asset value,
beginning of year	$41.77	$35.74	$30.23	$33.64	$26.80

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.29 *	0.46 *	0.36 *	0.37 *	0.30
Net realized and unrealized
gain (loss) on investments	(0.33)	5.82	5.58	(3.45)	6.79
Total from investment operations	(0.04)	6.28	5.94	(3.08)	7.09

LESS DISTRIBUTIONS:
From net investment income	(0.49)	(0.25)	(0.43)	(0.33)	(0.25)
From net realized gain	(4.19)	—	—	—	—
Total distributions	(4.68)	(0.25)	(0.43)	(0.33)	(0.25)
Paid-in capital from
redemption fees	$—	$0.00 **	$0.00 **	$0.00 **	$0.00 **
Net asset value, end of year	$37.05	$41.77	$35.74	$30.23	$33.64
Total return	0.15%	17.61%	19.75%	(9.09)%	26.49%

SUPPLEMENTAL DATA:
Net assets,
end of year (millions)	$164.8	$188.0	$144.9	$132.3	$176.7
Portfolio turnover rate	36%	40%	27%	28%	8%

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped and
expenses absorbed	1.10%	1.12%	1.14%	1.16%	1.15%
After fees waived/recouped and
expenses absorbed	1.10%	1.12%	1.14%	1.16%	1.16%

RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS:
Before fees waived/recouped and
expenses absorbed	0.73%	1.17%	1.08%	1.21%	1.00%
After fees waived/recouped and
expenses absorbed	0.73%	1.17%	1.08%	1.21%	0.99%

*	Average shares method.
**	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2015

NOTE 1 – ORGANIZATION

Portfolio 21 Global Equity (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”. The Fund commenced operations on September 30, 1999.

The Fund offers Retail and Institutional shares. Institutional shares are offered primarily for direct investment by investors such as pension and profit- sharing plans, employee benefit trusts, endowments, foundations and corporations.  Each class of shares has equal rights as to earnings and assets except that Retail shares bear Distribution and Sub-Transfer Agent fees.  Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets

The investment objective of the Fund is to seek long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in common stocks of domestic and foreign companies of any size market capitalization that satisfy certain environmental responsibility criteria.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the- counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2015, Continued

For foreign securities traded on foreign exchanges the Trust has selected Interactive Data’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Fund. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges. The Fund utilizes a confidence level when determining the use of the FVIS provided prices.  The confidence level is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists. FVIS provides the confidence level for each security for which it provides a price. If the FVIS provided price falls within the confidence level the Fund will value the particular security at that price. If the FVIS provided price does not fall within the confidence level the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. Accounting principles generally accepted in the United States of America, (U.S. GAAP) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2015, Continued

instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The end of period timing recognition is used for the transfers between the levels of the Fund’s assets and liabilities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2015.

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2015, Continued

	Level 1	Level 2	Level 3	Total
Common Stocks
Air Freight & Logistics	$5,911,510	$—	$—	$5,911,510
Automobiles & Components	5,695,950	5,224,077	—	10,920,027
Banks	17,129,936	17,639,822	—	34,769,758
Building Products	—	4,500,828	—	4,500,828
Capital Goods	4,877,233	4,552,723	—	9,429,956
Chemicals	—	9,957,447	—	9,957,447
Commercial Services & Supplies	4,704,525	4,306,372	—	9,010,897
Communications Equipment	5,949,850	4,113,979	—	10,063,829
Computers & Peripherals	8,027,200	—	—	8,027,200
Construction & Engineering	5,043,500	—	—	5,043,500
Consumer Durables & Supplies	6,481,200	10,735,754	—	17,216,954
Consumer Finance	4,430,040	—	—	4,430,040
Diversified Financial Services	10,374,780	—	—	10,374,780
Food, Beverage & Tobacco	—	10,199,073	—	10,199,073
Food & Staples Retailing	9,814,000	5,157,587	—	14,971,587
Health Care
Equipment & Supplies	4,816,500	4,394,075	—	9,210,575
Hotels, Restaurants & Leisure	4,806,175	4,465,542	—	9,271,717
Insurance	11,271,850	4,678,542	—	15,950,392
Internet Software & Services	5,060,160	—	—	5,060,160
IT Services	6,043,500	3,992,029	—	10,035,529
Machinery	—	8,697,144	—	8,697,144
Materials	10,222,320	10,599,549	—	20,821,869
Media	—	4,225,151	—	4,225,151
Multiline Retail	—	5,672,164	—	5,672,164
Personal Products	—	5,367,642	—	5,367,642
Pharmaceuticals & Biotechnology	17,620,600	23,762,236	—	41,382,836
Professional Services	4,729,400	—	—	4,729,400
Real Estate	6,583,500	4,318,091	—	10,901,591
Retailing	12,912,800	—	—	12,912,800
Semiconductors &
Semiconductor Equipment	10,547,820	4,538,345	—	15,086,165
Software & Services	18,495,320	5,465,962	—	23,961,282
Technology Hardware &
Equipment	9,521,590	—	—	9,521,590
Telecommunication Services	4,661,000	12,393,549	—	17,054,549
Transportation	9,289,385	12,249,676	—	21,539,061
Utilities	4,312,120	7,924,621	—	12,236,741
Total Common Stocks	229,333,764	199,131,980	—	428,465,744
Preferred Stocks
Banks	4,396,800	—	—	4,396,800
Total Preferred Stocks	4,396,800	—	—	4,396,800
Short-Term Investments	5,905,756	—	—	5,905,756
Investment Purchased with cash
proceeds from securities lending	6,400,488	—	—	6,400,488
Total Investments in Securities	$246,036,808	$199,131,980	$—	$445,168,788

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2015, Continued

There were no transfers into or out of Level 1, 2, or 3 as of June 30, 2015 for the Fund.

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. The Fund has elected to be taxed as a “registered investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

At June 30, 2015, there were no capital loss carryovers for the Fund.

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2015, Continued

As of June 30, 2015, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  Generally, tax authorities can examine all the tax returns filed for the last three years.  The Fund identifies its major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts.  As of June 30, 2015, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld.  The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally, which are determined in accordance with income tax regulations, are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted (U.S. GAAP) in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities including estimated accrued expenses by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2015, Continued

H.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I.
Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2015, the following adjustments were made:

Undistributed Net	Undistributed Net Realized
Investment Income	Gain on Investments
$(248,515)	$248,515

J.
Recent Accounting Pronouncement. In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.”  ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions.  The guidance is effective for fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No 2014-11 will have on the Fund’s financial statements.

K.
Shareholder Meeting (Unaudited).  At a special meeting of the shareholders held on April 2, 2015, the Fund’s shareholders approved an Investment Advisory Agreement between Trillium Asset Management, LLC and the Trust, on behalf of the Fund.

At the meeting, shareholders approved the agreement as follows:

Total Outstanding Shares	12,777,688
Total Shares Voted	6,594,017
For	6,403,216
Against	46,169
Abstain	144,632

L.
Subsequent Events. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  The Fund has

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2015, Continued

determined that there are no subsequent events that would need to be disclosed in the Fund’s Financial Statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Effective January 1, 2015, Trillium Asset Management, LLC, (the “Adviser”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Adviser provides all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund.  As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.90% based upon the average daily net assets of the Fund.  From the period July 1, 2014 to December 31, 2014, Portfolio 21 provided the Fund with investment management services under an Investment Advisory Agreement (“Portfolio 21 Agreement”).  Under the Portfolio 21 Agreement, Portfolio 21 was entitled to a monthly fee at the annual rate of 0.95% based upon the average daily net assets of the Fund. As total compensation for advisory services, for the year ended June 30, 2015, the Fund incurred $4,353,462 in advisory fees.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Fund’s fund accountant and transfer agent. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust and the Chief Compliance Officer are also employees of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the funds.  Fees paid by the Fund for Administration and Chief Compliance Officer services for the year ended June 30, 2015 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank N.A. (the “Custodian”) serves as the Fund’s custodian.  Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Retail shares.  The Plan provides that the Fund may pay a fee to the Distributor, at an annual rate of up to 0.25% of the average daily net assets of Retail shares.  No distribution fees are paid by Institutional shares.  These fees may be used by the Distributor to

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2015, Continued

provide compensation for sales support, distribution activities, or shareholder servicing activities. Distribution fees incurred by the Fund during the year ended June 30, 2015, are disclosed in the Statement of Operations.

The Fund has entered into Sub-Transfer Agent Arrangements (the “Arrangements”) with respect to Retail Class shares.  All Arrangements must be approved by the Board of Trustees.  For the year ended June 30, 2015, the Retail Class shares incurred $146,117 in Sub-Transfer Agent fees.  As the Transfer Agent for the Fund, USBFS was paid $128,065 for the year ended June 30, 2015.

NOTE 4 – SECURITIES LENDING

The Fund may lend up to 33 1/3% securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A.  The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 100% of the market value of any loaned securities at the time of the loan, plus accrued interest.

The Fund receives compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing year. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

As of June 30, 2015, the Fund had loaned securities that were collateralized by cash equivalents. The cash collateral is invested by the Custodian in accordance with approved investment guidelines.  Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending.  The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

As of June 30, 2015, the market value of the securities on loan and payable on collateral due to broker were as follows:

Market Value of	Payable on
Securities on Loan	Collateral Received
$5,885,716	$6,400,488

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2015, Continued

Offsetting Assets and Liabilities. The Fund is subject to various netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all transactions governed under a single agreement with a counterparty.

The following is a summary of the arrangements subject to offsetting as of June 30, 2015:

Gross Amounts Not
Offset in the Statements
of Assets & Liabilities
		Gross	Net
		Amounts	Amounts
		Offset	Presented
		in the	in the
		Statements	Statement		Collateral
	Gross	of Assets &	of Assets &	Financial	Pledged	Net
Liabilities	Amounts	Liabilities	Liabilities	Instruments	(Received)	Amount
Securities Lending	$6,400,488	$—	$6,400,488	$6,400,488	$—	$—

The Fund receives cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the First American Prime Obligations Fund – Class Z (a money market fund subject to Rule 2a-7 under the 1940 Act.)  The Schedule of Investments for the Fund includes the particular cash collateral holding as of June 30, 2015.

The interest income earned by the Fund on investments of cash collateral received from borrowers for the securities loaned to them (“securities lending income”) is reflected in the Fund’s Statements of Operations.  Fees and interest income earned on collateral investments and recognized by the Fund during the year ended June 30, 2015 was $47,289.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended June 30, 2015, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $164,142,251 and $215,821,431 respectively.

There were no purchases or sales of long-term U.S. Government securities for the year ended June 30, 2015.

NOTE 6 – INVESTMENTS IN AFFILIATES

Affiliated companies, as defined in Section 2 (a) (3) of the 1940 Act, are companies 5% or more of whose outstanding voting shares are held by the Fund and the Adviser.  As of June 30, 2015, the market value of all securities of affiliated companies held in the Fund amount ed to $2,326,584 representing

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2015, Continued

0.5% of net assets.  For the year ended June 30, 2015, the Fund had the following transactions with affiliated companies:

	Share			Share
	Balance			Balance	Realized		Value	Acqui-
	July 1,			June 30,	Gain	Dividend	June 30,	sition
Issuer	2014	Purchases	Sales	2015	(Loss)	Income	2015	Cost
New Resource
Bank	450,000	—	2,580	447,420	$627	$—	$2,326,584	$1,968,648
Total							$2,326,584	$1,968,648

NOTE 7 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended June 30, 2015 and the year ended June 30, 2014, was as follows:

	June 30, 2015	June 30, 2014
Distributions paid from:
Ordinary income	$7,403,876	$2,537,592
Long-term capital gain	46,212,671	—

Distribution classifications may differ from the statement of changes in net assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

As of June 30, 2015, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$366,439,922
Gross tax unrealized appreciation	95,175,275
Gross tax unrealized depreciation	(16,446,409)
Net tax unrealized appreciation	78,728,866
Undistributed ordinary income	2,086,399
Undistributed long-term capital gain	22,888,627
Total distributable earnings	24,975,026
Other accumulated gain/(loss)	(60,269)
Total accumulated gain/(loss)	$103,643,623

The difference between book and tax-basis unrealized appreciation is attributable to wash sales.

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2015, Continued

NOTE 8 – CREDIT FACILITY

U.S. Bank N.A. (the “Bank”) has made available to the Fund a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes. At June 30, 2015, the maximum line of credit was $20,000,000. During the year ended June 30, 2015, the Fund did not draw on the line of credit and there was no loan payable balance for the Fund at June 30, 2015.

Portfolio 21 Global Equity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
  Portfolio 21 Global Equity Fund and
The Board of Trustees of
  Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Portfolio 21 Global Equity Fund (the “Fund”), a series of Professionally Managed Portfolios, as of June 30, 2015 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Portfolio 21 Global Equity Fund as of June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 27, 2015

Portfolio 21 Global Equity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex(2)	Directorships
Name, Age	with the	Length of	During	Overseen	Held During
and Address	Trust(1)	Time Served	Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite	Formerly,	1	Director, PNC
(born 1943)	and	Term;	President, Talon		Funds, Inc.
c/o U.S. Bancorp	Trustee	Since	Industries, Inc.
Fund Services, LLC		May 1991.	(business consulting);
2020 E. Financial Way			formerly, Executive
Suite 100			Vice President and
Glendora, CA 91741			Chief Operating
Officer, Integrated
Asset Management
(investment advisor
and manager) and
formerly, President,
Value Line, Inc.
(investment
advisory and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment	1	The Dana
(born 1939)		Term;	Consultant;		Foundation;
c/o U.S. Bancorp		Since	formerly, Chief		The Univ. of
Fund Services, LLC		May 1991.	Executive Officer,		Virginia Law
2020 E. Financial Way			Rockefeller Trust Co.,		School Fdn.
Suite 100			(prior thereto Senior
Glendora, CA 91741			Vice President), and
Managing Director,
Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.
(international consumer
products conglomerate).

Portfolio 21 Global Equity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex(2)	Directorships
Name, Age	with the	Length of	During	Overseen	Held During
and Address	Trust(1)	Time Served	Past Five Years	by Trustees	Past Five Years

Eric W. Falkeis	Trustee	Indefinite	Chief Operating	1	Interested
(born 1973)		Term;	Officer, Direxion		Trustee,
c/o U.S. Bancorp		Since	Funds since 2013;		Direxion Funds.
Fund Services, LLC		September	formerly, Senior		Direxion ETF
2020 E. Financial Way		2011.	Vice President and		Trust and
Suite 100			Chief Financial		Direxion
Glendora, CA 91741			Officer (and other		Variable
			positions), U.S.		Trust.
Bancorp Fund
Services, LLC
1997-2013.

Carl A. Froebel	Trustee	Indefinite	Formerly President	1	None.
(born 1938)		Term;	and Founder,
c/o U.S. Bancorp		Since	National Investor
Fund Services, LLC		May 1991.	Data Services, Inc.
2020 E. Financial Way			(investment related
Suite 100			computer software).
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	1	Independent
(born 1950)		Term;	July 2001;		Trustee, The
c/o U.S. Bancorp		Since	formerly, Executive		Managers
Fund Services, LLC		May 1991.	Vice President,		Funds; Trustee,
2020 E. Financial Way			Investment Company		Managers
Suite 100			Administration, LLC		AMG Funds,
Glendora, CA 91741			(mutual fund		Aston Funds;
			administrator).		Advisory Board
Member,
Sustainable
Growth
Advisers, LP;
Independent
Director, Chase
Investment
Counsel.

Portfolio 21 Global Equity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex(2)	Directorships
Name, Age	with the	Length of	During	Overseen	Held During
and Address	Trust(1)	Time Served	Past Five Years	by Trustees	Past Five Years

Officers of the Trust

Elaine E. Richards	President	Indefinite	Vice President	Not	Not
(born 1968)		Term;	and Legal	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Compliance
Fund Services, LLC		March	Officer, U.S.
2020 E. Financial Way		2013.	Bancorp Fund
Suite 100	Secretary	Indefinite	Services, LLC,
Glendora, CA 91741		Term;	since July 2007.
Since
February
2008.

Eric C. VanAndel	Treasurer	Indefinite	Senior Vice	Not	Not
(born 1975)		Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Bancorp Fund
Fund Services, LLC		April	Services, LLC,
615 East Michigan St.		2013.	since April 2005.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite	Senior Vice	Not	Not
(born 1966)	Compliance	Term;	President and	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	Since	Compliance
Fund Services, LLC		July 2011.	Officer, (and other
615 East Michigan St.	Anti-	Indefinite	positions) U.S.
Milwaukee, WI 53202	Money	Term;	Bancorp Fund
	Laundering	Since	Services, LLC since
	Officer	July 2011.	August 2004.
	Vice	Indefinite
	President	Term;
Since
July 2011.

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

Portfolio 21 Global Equity Fund

FEDERAL TAX INFORMATION (Unaudited)

For the year ended June 30, 2015, Portfolio 21 Global Equity Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Country	Taxes Withheld	Gross Dividend
Australia	0.0000	0.0259
Brazil	0.0020	0.0218
Canada	0.0041	0.0276
Denmark	0.0026	0.0174
France	0.0042	0.0279
Germany	0.0068	0.0451
Great Britain	0.0094	0.1003
Hong Kong	0.0008	0.0173
Ireland	0.0000	0.0164
Italy	0.0009	0.0062
Japan	0.0038	0.0380
Korea (South)	0.0010	0.0061
Netherlands	0.0052	0.0348
Portugal	0.0027	0.0108
South Africa	0.0021	0.0141
Spain	0.0015	0.0358
Sweden	0.0063	0.0421
Switzerland	0.0072	0.0483
Taiwan	0.0063	0.0313
United States	0.0000	0.2377

NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended June 30, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from the net investment income designated as the qualified dividend income was 100%.

For corporate shareholders in the Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended June 30, 2015, was 64.7%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) the Fund was 39.87%.

Portfolio 21 Global Equity Fund

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling (866) 209-1962. Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request without charge by calling (866) 209-1962. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Form N-Q is available upon request without charge by calling (866) 209-1962. Furthermore, you can obtain the Form N-Q on the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (866) 209-1962. Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Fund’s web site at www.Portfolio21.com.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (866) 209-1962 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT ELECTRONIC DELIVERY OF DOCUMENTS (Unaudited)

The Fund is pleased to offer the convenience of viewing shareholder communications, including the Fund prospectuses, annual and semi-annual reports, and proxy statements online. Please go to www.Portfolio21.com for more information or to sign up for this service.

Portfolio 21 Global Equity Fund

PRIVACY NOTICE (Unaudited)

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Adviser
TRILLIUM ASSET MANAGEMENT, LLC
Two Financial Center
60 South Street, Suite 1100
Boston, Massachusetts  02111

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
PAUL HASTINGS LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

Portfolio 21 Global Equity Fund – Retail Class
Symbol – PORTX
CUSIP – 742935588

Portfolio 21 Global Equity Fund – Institutional Class
Symbol – PORIX
CUSIP – 742935356

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Portfolio 21 Global Equity Fund

	FYE 6/30/2015	FYE 6/30/2014
Audit Fees	$21,700	$21,200
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2015	FYE 6/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Portfolio 21 Global Equity Fund

Non-Audit Related Fees	FYE 6/30/2015	FYE 6/30/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)                      /s/Elaine E. Richards
Elaine E. Richards, President

Date     September 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                      /s/Elaine E. Richards
Elaine E. Richards, President

Date     September 2, 2015

By (Signature and Title)                      /s/Eric C. VanAndel
Eric C. VanAndel, Treasurer

Date     September 3, 2015

* Print the name and title of each signing officer under his or her signature.